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                                                                   Exhibit 10.32


                          CNA Reference: 44 FIR 1999
                          --------------------------

Reassured:-               CNA Reinsurance Company Limited.
                          International Treaty Department, London, England.

Period:- Continuous contract in respect of all business written by the Reassured and signed into their 1994 and subsequent Underwriting Years of Account.

                          Subject to three months prior notice of cancellation to expire at 31st December any year.

                          HEREON: SIGNING FOR 1999 UNDERWRITING YEAR OF ACCOUNT.

Type:-                    40% Quota Share Treaty

Class:-                   The Reassured's Account of PROPERTY CATASTROPHE
                          EXCESS OF LOSS TREATIES

                          Excluding the Reinsured's interest whether direct or by way of reinsurance in loss arising from claim or claims against an Insured by another party or parties.

                          Notwithstanding the foregoing this reinsurance shall not exclude:

                    a) Workers' Compensation and/or Employers' Liability losses arising from the following perils:-

                          Fire, Lightning, Explosion, Structural Collapse, Windstorm, Hail, Flood, Seismic Activity, Volcanic Eruption, Collision, Riots, Strikes, Civil Commotion, Malicious Damage.

                    b) Any Physical Damage and/or Consequential loss coverage contingent thereon effected by an Insured on behalf of another party.

Territorial Scope:-       Worldwide excluding USA & Canada, other than
                          incidental.

Treaty Detail:-           To take 40% Quota Share of the Reassureds
                          participation subject to a maximum cession hereon of GBP 1,600,000 ($2,400,000) any one programme. Cessions in currencies other than sterling at rates of exchange as used in the books of the Reassured.

Rate:-                    Original Net Premium as Original.

Administrative
Processing Fee:-          7.00% on Original Net Rate.



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                          CNA Reference: 44 FIR 1999
                          --------------------------

Profit Commission:-       20% on an Underwriting Year Basis. Losses carried
                          forward to extinction. To be calculated 12 months after the close of the Underwriting Year and annually thereafter subject to a Reinsurer expense allowance of 25%.

Taxes:-                   As may be applicable on the original business.

Premium Reserve:-         Not applicable.

Loss Reserve:-            As may be applicable on the original business.

Portfolio:-               Agreed, if and when requested by the Reassured, to
                          close each Underwriting Year of Account at any time after the end of the third year at an amount sufficient to cover all outstanding losses as may be mutually agreed.

Cash Loss:-               At Reassured's discretion, Minimum GBP 2,666,666
                          ($4,000,000).

Accounts:-                Quarterly Accounts in GBP and US$ separately on each
                          year of account. Presentation within 45 days of end of quarter with settlement due within 30 days thereafter.

General Conditions:-      Monthly bordereaux of risks ceded
                          Full Reinsurance Clause
                          War Exclusion G51
                          Nuclear Energy Risks Exclusion Clause
                          (Reinsurance) 1984, NMA 1975 (Japanese Amendment)
                          Nuclear Incident Exclusion Clauses - Physical
                          Damage Reinsurance - USA & Canada
                          Excluding Financial Guarantee and Insolvency
                          Maximum Net Premium ceded hereon GBP 14,600,000
                          Normal maximum aggregate cession per country or territorial zone hereon GBP 24,000,000 with exception of the United Kingdom where the maximum aggregate to be ceded is GBP 40,000,000
                          Special cessions to be agreed by Reinsurers prior to binding.
                          Multi-year policies accepted by annual re-signing.

Wording:-                 As before as far as applicable, any amendments to be
                          agreed.

Information:-             1999 E.N.P.I. GBP 5,000,000 for 40% Hereon.
                          (Net of original brokerage)

HEREON:                   100% LaSalle Re Limited


Signed /s/ M. C. Stockton                                     Dated 28/1/1999
       ------------------                                           ---------
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                       ATTACHING TO AND FORMING PART OF
                      QUOTA SHARE AGREEMENT MADE BETWEEN

Reassured:-                   CNA Reinsurance Company Limited -
                              International Treaty Department, London, England.
                              (Hereinafter called the "Reinsured")

                              and

Reinsurers:-                  LaSalle Re Limited
                              (Hereinafter called the "Reinsurers")

Period:- Continuous contract in respect of all business written by the Reassured and signed into their 1994 and subsequent Underwriting Years of Account

                              Subject to three months prior notice of
                              cancellation to expire at 31st December any year.

                              HEREON: SIGNING FOR 1999 UNDERWRITING YEAR OF ACCOUNT.

Type:-                        40% Quota Share Treaty

________________________________________________________________________________

It is noted and agreed with effect 1st January, 1999 the following changes:-

Administrative
Processing Fee:-      7.00% on Original Net Rate

Profit Commission:-   The Reinsurers shall pay the Reinsured a Profit Commission of 20.00% calculated on the net profit, if any, under this Agreement in any one Underwriting Year of Account. Such profit commission being calculated as below and payable for each Underwriting Year of Account separately after the close of such Underwriting Year of Account.

                      The first calculation of profit commission for each Underwriting Year of Account shall be made 24 months after the inception of such Underwriting Year of Account and annually thereafter.

                      For the purposes of calculating the profit commission the profit will be deemed to be the difference between Income and Outgo as calculated below.

       INCOME

                      Original Net Premiums, as defined in PREMIUM, for the current Underwriting Year of Account.

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               OUTGO

                   a) Losses paid in respect of the Underwriting Year of Account under consideration.

                   b)    Commission as defined in the treaty wording.

                   c) 100% of the estimated liability for losses outstanding in respect of the Underwriting Year of Account under consideration.

                   d)    Reinsurers' expenses calculated at 20.00% of INCOME.

                   e) Deficit, if any, from the profit commission statement for the previous Underwriting Years of Account.

                   In the event of any premiums or salvages being received, or claims or returns being payable subsequent to the calculation of profit commission, then such profit commission shall be adjusted as if such additional items had been included in the original calculation and the Reassured credited or debited as the case may be, in the next profit commission calculation.

                   In the event of a profit commission statement showing a deficit for any one Underwriting Year of Account, the total amount of such deficit shall be debited to the profit commission calculation for the ensuing Underwriting Year or Years of Account.

          All other terms and conditions remain unaltered.

          On behalf of CNA Reinsurance Company Limited, London, England.

          Signed /s/ Tim I. Madden                       Dated 22 June 1999
                 -----------------                             ------------



          On behalf of LaSalle Re Limited,                [LOGO]
          Hamilton, Bermuda,



          Signed /s/ M. C. Stockton                      Dated 7th July, 1999.
                 ------------------                            --------------
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                  ADDENDUM ATTACHING TO AND FORMING PART OF
                      QUOTA SHARE AGREEMENT MADE BETWEEN

Reassured:-         CNA Reinsurance Company Limited -
                    International Treaty Department, London, England.
                    (Hereinafter called the "Reassured")

                    and

Reinsurers:-        LaSalle Re Limited
                    (Hereinafter called the "Reinsurers")

Period:- Continuous contract in respect of all business written by the Reassured and signed into their 1994 and subsequent Underwriting Years of Account

                    Subject to three months prior notice of cancellation to expire at 31st December any year.

                    HEREON: SIGNING FOR 1999 UNDERWRITING YEAR OF ACCOUNT.

Type:-              40% Quota Share Treaty

________________________________________________________________________________

It is noted and agreed with effect from 12.01 am 1st April, 1999 the percentage of the Quota Share is reduced to 15.00%.

As a consequence of this change the following should be noted:-

Loss Portfolio:-    The Reinsurer shall be debited with a portfolio of loss
                    withdrawal calculated at 25% of the Reassured's estimate of losses outstanding at the 1st April, 1999 and thereafter shall be free of further liability in respect of the percentage share reduction. The Reinsurer shall continue to be liable for all incurred losses for their 15.00% share at the date of commencement of this Agreement.

Profit Commission:- The Reinsurers shall pay the Reassured a provisional Profit
                    Commission of 20.00% calculated on the net profit expected, under this Agreement in respect of the reduction of 25.00% in the 1999 Underwriting Year of Account. Such profit commission being calculated in accordance with the formula previously agreed.


                    Any further adjustment to the calculation of the provisional profit commission statement will be made 24 months after the inception of the 1999 Underwriting Year of Account and annually thereafter.
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All other terms and conditions remain unaltered.

On behalf of CNA Reinsurance Company Limited, London, England.


Signed /s/ Tim I. Madden                              Dated 22 June 1999
       ---------------------                                ----------------


On behalf of LaSalle Re Limited, Hamilton, Bermuda.    [LOGO]


Signed /s/ M. C. Stockton                             Dated 7th July, 1999.
       ---------------------                                ----------------